SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[ X ]  Preliminary Information Statement
[   ]  Definitive Information Statement

                          TRIANGLE IMAGING GROUP, INC.

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                  (Name of Registrant as Specified in Charter)


                                Vito A. Bellezza
                          Triangle Imaging Group, Inc.
                         4400 W. Sample Road, Suite 228
                          Coconut Creek, Florida 33073

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              (Name of Person(s) Filing the Information Statement)



Payment of Filing Fee (Check the appropriate box):
     [X] No Fee Required.
     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:
                     Common Stock, par value $.001 per share

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     2) Aggregate number of securities to which transaction applies:
                  13,150,978 shares of Common Stock Outstanding


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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A

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     4) Proposed maximum aggregate value of transaction:

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     5) Total Fee Paid.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                          THE MANAGEMENT OF THE COMPANY

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.




                          TRIANGLE IMAGING GROUP, INC.
                         4400 W. SAMPLE ROAD, SUITE 228
                          COCONUT CREEK, FLORIDA 33073





                              INFORMATION STATEMENT
                                 TO STOCKHOLDERS
                                       OF
                          TRIANGLE IMAGING GROUP, INC.









                             November _______, 1998

                                TABLE OF CONTENTS
                                                                            Page

Information Statement................................................          3

Outstanding Voting Securities........................................          4

Principal Stockholders...............................................          5

Election of Directors................................................          6

Adoption of the Option Plans.........................................          7

Ratification of Prior Changes to Authorized Capital..................          9

Approval of Amended and Restated Articles of Incorporation...........         11

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                         THE MANAGEMENT OF THE COMPANY.

                           WE ARE NOT ASKING YOU FOR A
                           PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.


                          TRIANGLE IMAGING GROUP, INC.
                         4400 W. SAMPLE ROAD, SUITE 228
                          COCONUT CREEK, FLORIDA 33073

                              INFORMATION STATEMENT

     This Information Statement is furnished to holders of shares of common stock, $.001 par value (the "Common Stock"), of Triangle Imaging Group, Inc. (the "Company") to notify such stockholders that on or about November ______, 1998 the Company received written consents in lieu of a meeting of stockholders from holders of ___________ shares of Common Stock representing approximately ______% of the total issued and outstanding shares of voting stock (i) adopting the 1997 Employee Stock Option Plan and the 1997 Officers and Directors Stock Option Plan, including the amendments thereto (collectively, the "Option Plans"), (ii) electing Messrs. Vito A. Bellezza, Harold S. Fischer, Peter J. Bellezza, Franz Fideli, J. Alan Lindauer and Charles D. Winslow as directors to the Board of Directors of the Company for a one (1) year term, (iii) ratifying certain prior changes to the Company's authorized capital structure, and (iv) approving the amendment and restatement of the Company's Articles of
Incorporation (collectively, the "Stockholder Matters"). Certain of the principal stockholders (described on Page 5 under the Section entitled "Principal Stockholders") of the Company delivered Written Consents in favor of the Stockholder Matters. Certain of the principal stockholders are also officers and/or directors of the Company.

     On December 19, 1997, the Board of Directors approved the adoption of the Option Plans and recommended that the stockholders of the Company grant their approval thereto. On July 30, 1998, and October 5, 1998 the Board of Directors approved amending the Option Plans to increase the number of shares authorized for issuance thereunder. See, "Adoption of the Option Plans". The Board of Directors and management of the Company believe that the Option Plans will enable the Company and its subsidiaries to retain the services of, and to motivate, officers, directors and employees of the Company and to attract new officers, directors and employees by providing the opportunity to acquire a proprietary interest in the Company.

     This Information Statement describing the adoption and approval of the Stockholder Matters is first being mailed or furnished to the Company's stockholders on or about November _______, 1998, and such matters shall not become effective until at least 20 days thereafter. The Company's Annual Report on Form 10-KSB, and the amendment thereto on Form 10-KSB/A, for the fiscal year ended December 31, 1997 are being sent to stockholders together with this Information Statement and are incorporated herein by reference. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

     The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.


                          OUTSTANDING VOTING SECURITIES

     As of October ______, 1998 (the "Record Date"), out of the 50,000,000 shares of Common Stock authorized there were 13,150,978 shares of Common Stock issued and outstanding, and out of the 1,000,000 shares of the Preferred Stock authorized there were no shares issued and outstanding. The Company anticipates
(i) issuing 1,500 shares of the Company's Series C Preferred Stock in the near future and (ii) cancelling as of September 30, 1998, 270,000 shares of the Company's Common Stock previously issued in connection with the acquisition of Tri -Max Systems, Inc. See "Recent Developments."

     Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the Written Consents. Each share of Common Stock was entitled to one vote.

     The Florida Business Corporation Act ("FBCA") provides in substance that unless the Company's certificate of incorporation provides otherwise, stockholders' may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. Under the applicable provisions of the FBCA, such action is effective when written consents from holders of record of the minimum number of shares of common stock necessary to authorize the action (here a majority of the outstanding shares of Common Stock) are executed and delivered to the Company within 60 days of the earliest dated consent delivered in accordance with the FBCA.

     In accordance with the FBCA, the Company received more than a majority of the shares of Common Stock approving the Stockholder Matters. As a result, the Company shall take all actions necessary to implement the Stockholder Matters.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.



 Name and Address of         Shares of Common Stock
 Beneficial Owner<F1><F2>      Beneficially Owned           Percent of Class<F3>
-------------------------    ----------------------         --------------------
Vito A. Bellezza<F4>              5,786,150<F5>                    37.4%
Harold S. Fischer<F6>             2,983,000<F7>                    21.5%
Peter J. Bellezza<F8>               225,000                         1.7%
Franz A. Fideli<F9>                 258,000                         2.0%
J. Alan Lindauer<F10>               500,000<F11>                    3.7%
Charles D. Winslow<F12>             100,000                          * %<F16>
Greg Seminack<F13>                   76,000<F14>                     * %<F16>
Rebecca Walzak<F15>                  17,000                          * %<F16>
All Officers and Directors        9,945,150<F5><F7><F11><F14>      66.3%
  as a Group (8 persons)


<F16>
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding

<F1>
1. Unless noted otherwise, the address for such person is c/o Triangle Imaging Group, Inc., 4400 W. Sample Road, Suite 228, Coconut Creek, Florida 33073.

<F2>
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty
(60) days.

<F3>
3. Calculated based upon 13,150,978 shares of common stock outstanding.

<F4>
4. Mr. Bellezza is the Chairman of the Board and Chief Executive Officer of the Company and Engineered Business Systems, Inc., a wholly owned subsidiary of the Company ("EBS") and QuickCREDIT Corp. ("QCC"), an operating subsidiary of the Company.

<F5>
5. Includes (i) 442,500 shares held of record by Mr. Bellezza's wife, and (ii) 2,300,000 shares of Common Stock issuable upon the exercise of stock options at exercise prices ranging from $.05 to $1.875 per share.

<F6>
6. Mr. Fischer is a director and President of the Company, EBS and QCC.

<F7>
7. Includes (i) 283,000 shares of Common Stock owned by Mr.  Fischer's wife, and
(ii) 700,000 shares of Common Stock issuable upon the exercise of stock options at exercise prices ranging from $.875 to $1.875 per share.

<F8>
8. Mr. Bellezza is a director of the Company.

<F9>
9. Mr. Fideli is a director of the Company.

<F10>
10. Mr. Lindauer is a director of the Company.

<F11>
11. Includes 500,000 shares of Common Stock issuable to Waterside Capital Corporation at exercise prices ranging from $2.15 up to $3.00 per share. Mr. Lindauer is the President and Chief Executive Officer of Waterside Capital Corporation.

<F12>
12. Mr. Winslow is a director of the Company.

<F13>
13. Mr. Seminack is the Company's Vice President of Finance.

<F14>
14. Includes 75,000 shares of Common Stock issuable upon the exercise of stock options at an exercise price of $3.00 per share.

<F15>
15. Ms. Walzak is the Company's Vice President of Consulting.



                             ELECTION OF DIRECTORS

     Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of three (3) directors and a maximum of seven (7) directors, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of six (6) directors. Officers are elected annually by and serve at the discretion of the Board of Directors.

     The Board has nominated and the stockholders have elected six (6) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the six (6) persons who have been nominated by the Board of Directors and elected as members by the stockholders to serve until the next annual meeting of stockholders are provided below.


Biographical Summaries of Nominees for the Board of Directors

     Vito A. Bellezza serves as Chief Executive Officer and Chairman of the Company, and also serves as Chief Executive Officer of EBS and QCC, the Company's operating subsidiaries. Mr. Bellezza has previously served as President and sole shareholder of Omnicap Corp., a merchant banking firm since June of 1993. Additionally, since 1981, Mr. Bellezza has served as a President of Wealthmasters, a financial planning firm. Mr. Bellezza served as a licensed sales executive for US Life Equity Sales from 1980 to 1994. Mr. Bellezza served as a sales representative of New York Life Insurance Co. from 1967 until 1996.

     Harold S. Fischer has served as President of the Company since April 1997, President of EBS since January 1997, President of QCC since February 1998 and a director of the Company since April 1997. From June 1995 to December 1996, Mr. Fischer was the President of Turnkey Solutions, Inc., a marketing media replication and logistics firm. Previously, Mr. Fischer served as Vice President with Wang Laboratories, Inc. from December 1990 to May 1995 and as a President of the Commercial Systems Division of Unisys Corporation from June 1988 through December 1990. Mr. Fischer held various executive responsibilities with the Unisys Corporation in his 30 year tenure there.

     Peter J. Bellezza has served as a Director of the Company since January, 1993. Prior to becoming a director of the Company, Mr. Bellezza served as the President and was sole stockholder of Alpha Systems, Inc., a manufacturer and marketer of high end vacuum valves, from 1968 to 1992. Mr. Bellezza has been a private investor managing his portfolio since 1992.

     Franz A. Fideli has served as a Director of the Company since January, 1993. Mr. Fideli, a Professional Engineer, has served as President of Arctic Contracting, a heating, ventilation and air conditioning firm since 1985, and currently is owner of Fideli Associates Consulting.

     J. Alan Lindauer has served as a Director of the Company since October 1998. Mr. Lindauer has served as a director since July 1993 and as Chairman of the Executive Committee of Waterside Capital Corporation since December 1993 and since March 1994 as its President and Chief Executive Officer. Since 1986, Mr. Lindauer has been President of JTL, Inc., a business consulting firm. Mr. Lindauer is a Certified Management Consultant. Mr. Lindauer is a director of the following publicly-traded companies: (i) Avery Communications, Inc., a long distance telecommunications billing service company; (ii) Branch Bank & Trust of Virginia, a commercial bank; and (iii) Netplex Group, Inc., a computer systems integration company.

     Charles D. Winslow has served as a Director of the Company since April 1998. Mr. Winslow was a partner with Andersen Consulting, LLP from 1970 until his retirement in December in 1994, serving most recently as the Worldwide Managing Partner of Change Management.

     Vito A. Bellezza and Peter J. Bellezza are brothers. Except for such relationship, there are no family relationships among any of the directors or executive officers of the Company.


Meetings and Committees of the Board of Directors

     The Board of Directors met three (3) times during the fiscal year ended December 31, 1997. No incumbent Director attended fewer than 100% of the total number of Board of Directors meetings. The Board of Directors has a standing Compensation Committee.

     The Compensation Committee of the Board of Directors consisted of Vito A. Bellezza and Harold S. Fischer during the fiscal year ended December 31, 1997. The Compensation Committee is primarily responsible for reviewing compensation to be paid to officers of the Company and for administering the Company's compensation plans.


                          ADOPTION OF THE OPTION PLANS

     As of December 19, 1997, the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted the 1997 Employee Stock Option Plan (the "Employee Plan"), and the 1997 Officers and Directors Stock Option Plan (the "Officers and Directors Plan", together with the Employee Plan, the "Option Plans"). Copies of the Employee Plan and Officers and Directors Plan are attached hereto as Exhibits A and B, respectively. The purpose of the Option Plans is to provide a means whereby selected employees, officers, and directors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such employees, officers, and directors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. The description of the Option Plans set forth below is qualified in its entirety by reference to the full text of each of the Option Plans contained in the exhibits hereto.


Description of the Option Plans

     The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the Employee Plan and Officers and Directors Plan was initially 300,000 shares and 600,000 shares, respectively. On July 30, 1998, the Board reserved an additional 50,000 shares for issuance pursuant to the Employee Plan and an additional 350,000 shares for issuance pursuant to the Officers and Directors Plan and amended said plans to reflect the same. On October 5, 1998, the Board of Directors reserved an additional 1,150,000 shares for issuance pursuant to the Officers and Directors Plan and amended said plan to reflect the additional shares. Shares issuable under the Option Plans may be either treasury shares or authorized but unissued shares, or shares purchased on the open market and shall include shares representing the unexercised portion of Options granted under the Plans which expire or terminate without being exercised in full. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

     Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

     Options granted under the Option Plans may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any Incentive Options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

     Payment for shares of Common Stock purchased upon exercise of an Option granted under either of the Plans must be made in full in cash at the time of such exercise; provided, however, that the Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Nonincentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

     (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

     (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

     (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

     Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

     Awards under the Option Plans may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution.

     The Board may amend, alter, suspend, discontinue or terminate the Option Plans at any time, except that the Board may not increase the number of shares subject to the Plan, unless such increase is due to a reclassification or increase or decrease in the number of the issued shares of the Company's Common Stock, or reduce the option exercise price below 85% of fair market value of the shares subject to the option at the time the option was granted. In addition, no amendment to, or alteration, suspension, discontinuation or termination of the Option Plans may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the Employee Plan and the Officer and Director Plan shall terminate ten (10) years and five (5) years, respectively, after adoption by the shareholders.


               RATIFICATION OF PRIOR CHANGES TO AUTHORIZED CAPITAL

     For capital raising purposes, future acquisitions and general corporate record keeping, the Board of Directors of the Company instructed the corporate officers to undertake a review of the capital structure of the Company to determine whether the necessary lawful actions were taken to effect changes to the Company's authorized capital. The Board of Directors determined, upon the advice of the Company's General Counsel and outside legal advisors to submit each of the historic changes to the Company's authorized capital for ratification by the Company's stockholders. The stockholders were not asked to, and did not approve, any new changes to the Company's authorized capital.

     A review of the corporate records of the Company and the Company's files maintained by the Secretary of State of Florida and the Company's transfer agent revealed the following reclassifications of the Company's Common Stock and amendments to the Company's Articles of Incorporation, all of which were submitted to and ratified by a majority of the Company's stockholders on November ____, 1998:



                  Reclassification of Company Common Stock and
             Amendments to the Company's Articles of Incorporation


   Date Filed                              Summary of Amendment
------------------             -------------------------------------------------
September 22, 1988             Increased  number  of  authorized  shares  of
                               Common Stock from 50,000,000 shares to
                               750,000,000 shares

November 18, 1988              Changed    name   of   the   Company   from
                               Benefit Performances  of America,  Inc.  to
                               Triangle  Group, Inc.

July 17, 1989                  Decreased  number  of  authorized  shares  of
                               Common  Stock from  750,000,000  shares to
                               75,000,000  shares and  effected a  1-for-10
                               reverse  stock  split with respect to the shares
                               of Common Stock outstanding

September 27, 1989             Decreased the number of  authorized  shares of
                               Common Stock from  75,000,000  shares to
                               10,714,286  shares and  effected  a 1-for-7
                               reverse  stock  split  with respect to the
                               shares of Common Stock outstanding

April 12, 1995                 Changed  name of the  Company  from  Triangle
                               Group, Inc. to Triangle Imaging Group, Inc.

April 24, 1995                 Increased the number of  authorized  shares of
                               Common Stock from  10,714,286  shares to
                               50,000,000  shares and  authorized  1,000,000
                               shares of  "blank  check" preferred  stock  and
                               effected  a  1-for-10  reverse stock  split
                               with  respect  to the  shares of Common Stock
                               outstanding



                          AMENDMENT AND RESTATEMENT OF
                            ARTICLES OF INCORPORATION

     On November ______, 1998, the Board of Directors of the Company adopted and submitted to the Company's Stockholders for approval amended and restated Articles of Incorporation, a form of which is attached hereto as Exhibit C (the "Restated Articles"). While the authorized capital of the Company has not been amended, the Restated Articles will enable the Company, in accordance with
Section 607.0602 of the FBCA and subject to approval of the Company's Board of Directors, to establish the preferences, limitations and relative rights with respect to any class of unissued shares of capital stock. The Restated Articles will also enable the Company to create new classes of stock which grant the holders thereof rights which will exceed the rights presently enjoyed by holders of Common Stock. There are currently 50,000,000 shares of Common Stock authorized, of which 13,150,978 shares are issued and outstanding, and 1,000,000 shares of "blank check" Preferred Stock, none of which are issued and outstanding. The Board of Directors of the Company is of the opinion that the Restated Articles will enable the Company greater flexibility in raising additional capital through the sale of a new class of the Company's capital stock. The company anticipates issuing Series C Preferred Stock following the filing of the Restated Articles with the Department of State of the State of Florida. See "Recent Developments."


Recent Developments

     As of September 30, 1998, the Company rescinded the acquisition of Tri-Max Systems, Inc. ("Tri-Max"). In connection with the rescission, the Company and the former stockholders of Tri-Max were restored to the positions held thereby prior to the consummation of the sale of Tri-Max to the Company. Specifically, the Company cancelled the 270,000 shares of its Common Stock issued in the transaction and the sellers were restored with the ownership of Tri-Max. In addition, the Company entered into Consulting Agreements with each of the sellers for a period of six months.

     On October 15, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with Waterside Capital Corporation, a small business investment company ("Waterside"), pursuant to which the Company has agreed to issue 1,500 shares of the Company's Series C Preferred Stock and a Warrant exercisable for shares of the Company's Common Stock (the "Warrant") in exchange for the investment of $1,500,000. The Purchase Agreement requires that the Company use the proceeds from the transaction to repay a portion of that certain promissory note issued by the Company to the former owners of Engineered Business Systems, Inc., a wholly owned subsidiary of the Company, repay trade payables and for working capital purposes. The Company is also obligated under the terms of the Purchase Agreement to cause a nominee of Waterside to be elected to the Board of Directors of the Company which obligation has been satisfied by the appointment of Mr. J. Alan Lindauer to the Board of Directors. In light of the fact that the Company was not able to lawfully assign rights and preferences to a class of preferred stock under its existing Articles of Incorporation, the Company issued to Waterside a promissory note in the aggregate principal amount of $1,500,000 (the "Note") in lieu of issuing shares of the Company's Series C Preferred Stock at the closing. The Note bears interest at the rate of 14% per annum; provided however, that should the Company issue to Waterside the shares of the Company's Series C Preferred Stock purchased pursuant to the Purchase Agreement prior to January 15, 1998, all of the Company's obligations under the Note, including without limitation its obligation to pay interest, shall terminate. Each of the Company's subsidiaries have guaranteed the Company's obligations under the Note.

     Upon issuance of the Company's Series C Preferred Stock, the holders thereof will have the right (i) to receive a liquidation payment of $1,000 per share plus accrued unpaid dividends, (ii) to receive a quarterly cash dividend of $31.25 per share, commencing on January 15, 1999 (except for shares issued prior to January 15, 1999 the holders of which shall be entitled to receive dividends based upon the shares being deemed issued on October 15, 1998), (iii) to vote with respect to certain matters which adversely effect the holder of Series C Preferred Stock, (iv) to elect one member to the Board of Directors of the Company, and (v) to require the Company to redeem the shares of Series C Preferred Stock commencing as of October 15, 2003 at a price of $1,500 per share. In addition, the Company may not (a) issue any shares of capital stock with rights pari passu with, or superior to, the Series C Preferred Stock or (b) redeem under certain circumstances shares of capital stock ranking junior to the Series C Preferred Stock, without the prior written consent of the holders of a majority of the Series C Preferred shares.

     The Warrant entitles the holders to purchase up to the greater of (i) 500,000 shares of the Company's Common Stock or (ii) 1% of the shares of the Company's Common Stock outstanding on a fully diluted basis. The Warrant is exercisable at any time prior to October 15, 2005 at an exercise price of $2.15 per share for 300,000 shares and at the Market Price (as defined in the Warrant) for 200,000 shares; provided however, in no event will the exercise price be less than $2.15 per share or more than $3.00 per share. Commencing on October 16, 1999, the Warrant is redeemable by the Company upon thirty days prior written notice in the event that the closing price of the Company's Common Stock equals or exceeds twice the applicable exercise price per share for five consecutive trading days. In addition, the Company granted the holder of the Warrant certain piggyback registration rights with respect to the shares of Common Stock issuable upon the exercise thereof.


Incorporation of Documents By Reference

         The following documents or portions thereof, as filed with the Securities and Exchange Commission by the Company, are incorporated herein by reference into this Prospectus:

     (1) Annual Report on Form 10-KSB/A dated November 2, 1998.

     (2) Quarterly Report on Form 10-QSB for the quarter ended June 30, 1998.

     (3) Current Report on Form 8-K filed on June 23, 1998.

     (4) Quarterly Report on Form 10-QSB for the quarter ended March 30, 1998.

     (5) Annual Report on Form 10-KSB for the year ended December 31, 1997.



    IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT
                      AND/OR THE AMENDMENT, PLEASE CONTACT:

                                Vito A. Bellezza
                          Triangle Imaging Group, Inc.
                         4400 W. Sample Road, Suite 228
                          Coconut Creek, Florida 33073
                                 (954) 968-2080


                           By order of the Board of Directors
                           Triangle Imaging Group, Inc.




                           Vito A. Bellezza,
                           Chairman and
                           Chief Executive Officer


--------------------------------------------------------------------------------


                                    Exhibit A


                         1997 Employee Stock Option Plan

--------------------------------------------------------------------------------


                          TRIANGLE IMAGING GROUP, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN



                                    ARTICLE I
                                     PURPOSE

     Triangle Imaging Group, Inc. Stock Option Plan (the "Plan") is designed to assist Triangle Imaging Group, Inc. (the "Company") and its subsidiaries to retain the services of and to motivate selected key employee personnel and to attract new employee personnel by providing the opportunity for such personnel to acquire a proprietary interest in the Company and thus in its growth and success. The term "subsidiary" for this purpose shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.


                                   ARTICLE II
                                 ADMINISTRATION

     The Plan shall be administered by a Committee of the Board of Directors of the Company (the "Compensation Committee"). The Compensation Committee shall consist of at least two members of the Board of Directors as selected by the vote of the Board. The Compensation Committee shall have full authority and responsibility to interpret and administer the terms of the Plan and may adopt rules and regulations governing the administration of the Plan.

     The Compensation Committee shall be responsible for the selection of employees to whom options may be granted under the Plan, the determination of the type of option and the number of shares which shall be subject to any option granted under the Plan, and the establishment of the time period(s) during or at the end of which options granted under the Plan must be exercised. In discharging this responsibility, the Compensation Committee may consult with individual members of the Board of Directors of the Company, with the management of the Company and the management of any of its subsidiaries, or with such other persons as the Compensation Committee may deem appropriate.

     The Compensation Committee shall determine the above referenced matters based upon the Compensation Committee's own consideration of the criteria established under the Plan for granting options.

     Any member of the Compensation Committee who is also an employee eligible to participate in the Plan shall not vote or act on any matter relating solely to himself during the period during which he is so eligible to participate in the Plan.


                                   ARTICLE III
                            PARTICIPATION IN THE PLAN

     Key employees of the Company and its subsidiaries (whether or not such employees also may be members of the Board of Directors of any such corporation) shall be eligible to participate in the Plan. Actual participation in the Plan shall be limited to employees of the Company and its subsidiaries selected by the Compensation Committee, in its sole and absolute discretion, to participate in the Plan.


                                   ARTICLE IV
                            SHARES SUBJECT TO OPTION

     The shares of stock subject to options granted under the Plan shall be shares of the common capital stock of the Company ("Company Stock"). The Plan shall consist of 300,000 options. The aggregate number of such shares which may be Issued under the Plan may not exceed 300,000 unless the provisions of Article VIII apply. Such shares of the Company may be authorized and unissued shares, treasury shares, or shares purchased on the open market for purposes of the Plan, and shall include shares representing the unexercised portion of options granted under the Plan which expire or terminate without being exercised in full.


                                    ARTICLE V
                           OPTIONS AVAILABLE FOR GRANT

     Options available for grant under the Plan are (i) "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986 or any successor provision of similar import and effect; and (ii) "non-qualified options," which, for purposes of this Plan, shall mean options which do not qualify as incentive stock options. Each option granted under the Plan shall be clearly identified as either an incentive stock option or a non-qualified option.

     For convenience of reference only, incentive stock options and non-qualified options are sometimes jointly referred to in this Plan merely as "options." In such cases, the terms of the Plan are intended to apply separately to each type of option (i.e., incentive stock option or non-qualified option) as if it were the only type of option available for grant under the Plan.

     No grant shall be made under the Plan of a combination of incentive stock options and non-qualified options to a single recipient where the right to exercise one type of option would affect the recipient's right to exercise the other type of option.


                                   ARTICLE VI
               LIMITATIONS ON EXERCISE OF INCENTIVE STOCK OPTIONS

     The aggregate fair market value (determined at the time the option is granted) with respect to which incentive stock options are exercisable by any individual employee during any calendar year (under all such plans of the Company and its subsidiaries) shall not exceed $100,000.


                                   ARTICLE VII
                           OPTION TERMS AND CONDITIONS

     Each option under the Plan shall be represented by an option agreement which shall be in such form and contain such terms as the Compensation Committee in its sole discretion shall determine. Incentive stock options and non-qualified options may be described in the same option agreement, but each type of option shall be clearly identified as to its status. Each such agreement shall specify the number of shares of Company Stock which are subject to the option and establish the time period(s) during or at the end of which options (or portions thereof) granted under the Plan must be exercised. In addition, all option agreements under the Plan shall include provisions which are, in substance, identical to the following:

     1. Price. The price per share of Company Stock at which an option may be exercised shall not be less than fair market value of such stock on the date of grant of the option. In the case of a participant in the Plan who owns Company Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, the option price shall not be less than one hundred ten percent (110%) of the fair market value of such stock on the date the option is granted.

     2. Payment of Option Price. Payment for shares of Company Stock purchased upon exercise of an option granted under the Plan shall be made in full at the time of such exercise. Such payment shall be made in cash or wholly or partly in shares of Company Stock, unless otherwise prohibited by the Compensation Committee, having at the time the option is exercised, an aggregate fair market value equal to the portion of the option price not paid for in cash.

     3. Terms. All options granted hereunder shall be exercisable as of the date of grant unless determined otherwise by the Compensation Committee.

     No option shall have a term extending beyond ten years from its date of grant. In the case of a participant in the Plan who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Company Stock or any of its subsidiaries, no option granted to such a participant shall have a term extending beyond five years from its date of grant.

     4. Transferability. No option shall be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of a recipient of an option under the Plan, the option may be exercised only by such recipient.

     5. Retirement and Other Termination of Employment. Upon the termination of employment of a participant in the Plan, where such participant is eligible for either normal or early retirement benefits, or due to such participant becoming disabled (as described in Section 22 (e) (3) of the Internal Revenue Code), any non-qualified option and any incentive stock option granted to such participant may be exercised, to the extent that the option was exercisable on such date of termination of employment, only until the earlier of sixty days after the date of such termination of employment or the original expiration date of the option.

     Upon the termination of employment of a participant in the Plan, under circumstances not covered within the foregoing paragraph and other than for cause or death, any option theretofore granted to such participant may be exercised, to the extent that the option was exercisable by him or her on the date of termination, within sixty days or such additional period as the Compensation Committee may determine after the date of his or her termination of employment, but in no event later than the original expiration date of the option.

     Upon the termination of employment of a participant in the Plan by such participant's employer for cause, any option theretofore granted to such participant shall terminate and may not be exercised to any extent on or after the date of such termination of employment.

     6. Death of a Participant. Upon the death of a participant in the Plan during the course of such participant's employment with the Company or one of its subsidiaries, or within sixty days following such participant's termination of employment, at which time such participant was eligible for either normal or early retirement benefits or was disabled, as contemplated in Section 5 of
Article VII hereof, any non-qualified option theretofore granted and any incentive stock option granted to such participant may be exercised, to the extent that the option was exercisable by such participant on the date of death, only until the later of one year after the participant's death, or sixty days after such participant's termination of employment, but in any event not later than the original expiration date of the option.

     Upon the death of a participant in the Plan, within sixty days following termination of employment, at which time such participant was neither disabled nor eligible for either normal or early retirement benefits as contemplated in
Section 5 of Article VII hereof, and such termination of employment was other than for cause, any option previously granted may be exercised, to the extent that the option was exercisable by such participant on the date of death, only until the earlier of one year after the participant's death or the original expiration date of the option.

     Upon the death of a participant in the Plan, such options may be exercised by the deceased participant's designated beneficiary or, in the absence of a beneficiary designation, by the deceased participant's lawful successor in interest.

     7. Beneficiary Designations. A participant may designate to the Compensation Committee, on a form provided by the Compensation Committee for that purpose, a beneficiary or beneficiaries to receive any benefits or exercise any rights under the Plan which are specifically permitted to be received or exercised by such beneficiary under the Plan. Such designation may be canceled or changed by the participant in his discretion, but no cancellation or change will be recognized by the Compensation Committee unless effected in writing on a form provided by the Compensation Committee for that purpose and filed with the Compensation Committee.

     8. Participant's or Successor's Rights as Stockholders. Neither the recipient of an option under the Plan nor his or her successors in interest shall have any rights as a stockholder of the Company with respect to any shares subject to an option granted to such recipient until such recipient or his or her successor in interest becomes a holder of record of such shares and receives a certificate or certificates representing such shares from the Company or its duly authorized agent.

     9. Regulatory Approval and Compliance. The Company shall not be required to issue any certificate or certificates for shares of its stock upon the exercise of an option granted under the Plan, or record as a holder of record of such shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Compensation Committee, the approval of all regulatory bodies deemed necessary by the Compensation Committee, and without complying to the Compensation Committee's complete satisfaction with all rules and regulations, under federal, state, or local law deemed applicable by the Compensation Committee.

     10. Withholding Taxes. Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of non-qualified stock options granted hereunder. Unless otherwise prohibited by the Compensation Committee, each participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:
(i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Company Common Stock otherwise issuable to the participant as a result of the exercise of the non-qualified stock option a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation; or
(iii) delivering to the Company owned and unencumbered shares of Company Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation. A participant's election to pay the withholding tax obligation by either of the latter two means of payment is irrevocable, may be disapproved by the Compensation Committee, and, if such election is made by an officer of the Company, may be made only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.


                                  ARTICLE VIII
                EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC.

     1. Reclassification, Etc. In the event of any reclassification or increase or decrease in the number of the issued shares of common stock of the Company by reason of the payment of a stock dividend, a split-up or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (i) the aggregate number, and the class, of shares reserved under the Plan shall be as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (ii) as to any outstanding unexercised options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each option, and as to the purchase price under each option, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said option.

     2. Reorganization, Etc. In the event the Company approves a plan of reorganization or of merger into or consolidation with any other corporation, the unexercised portion of each option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to the option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said option, and such options shall continue under the Plan.

     3. Issuance of Additional Stock. In the event the Company shall issue additional capital stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding options under the Plan, and no adjustment in the purchase price under such options.


                                   ARTICLE IX
                              AMENDMENT OF THE PLAN

     The Compensation Committee may amend the Plan at any time, in its sole and absolute discretion, except with respect to the following matters, which shall require the approval of the holders of a majority of the issued and outstanding shares of the Company Stock: (i) an increase in the number of shares subject to the Plan, unless such increase is effectuated by reason of the operation of
Article VIII; or (ii) any reduction in the option price below one hundred percent (100%) of the fair market value of the shares subject to the option at the time the option was granted.


                                    ARTICLE X
                             TERMINATION OF THE PLAN

     The Compensation Committee may terminate or suspend the Plan at any time, in its sole and absolute discretion. Options may not be granted under the Plan following its termination or during the period of its suspension.

     Unless sooner terminated, the Plan shall terminate upon the expiration of ten years from the earlier of the dates upon which the Board of Directors of the Company adopts the Plan or the shareholders approve the Plan.


                                ARTICLE XI PRIOR
                     RIGHTS AND OBLIGATIONS OF PARTICIPANTS

     No amendment, suspension, or termination of the Plan shall affect the rights and obligations of participants in the Plan without their prior consent, with respect to options which were granted to such participants prior to such amendment, suspension, or termination.


                                   ARTICLE XII
                              STOCKHOLDER APPROVAL

     Any other provision of the Plan to the contrary notwithstanding, the Plan shall not take effect until approved by the holders of a majority of the issued and outstanding shares of the common capital stock of the Company.


--------------------------------------------------------------------------------

                                    Exhibit B


                     1997 Officers and Directors Option Plan


--------------------------------------------------------------------------------


                          TRIANGLE IMAGING GROUP, INC.
                  1997 OFFICERS AND DIRECTORS STOCK OPTION PLAN



                                    ARTICLE I
                                     PURPOSE

     Triangle Imaging Group, Inc. Stock Option Plan (the "Plan") is designed to assist Triangle Imaging Group, Inc. (the "Company") and its subsidiaries to retain the services of and to motivate selected officers and directors and to attract new officers and directors by providing the opportunity for such personnel to acquire a proprietary interest in the Company and thus in its growth and success. The term "subsidiary" for this purpose shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.


                                   ARTICLE II
                                 ADMINISTRATION

     The Plan shall be administered by a Committee of the Board of Directors of the Company (the "Compensation Committee"). The Compensation Committee shall consist of at least two members of the Board of Directors as selected by the vote of the Board. The Compensation Committee shall have full authority and responsibility to interpret and administer the terms of the Plan and may adopt rules and regulations governing the administration of the Plan.

     The Compensation Committee shall be responsible for the selection of officers and directors to whom options may be granted under the Plan, the determination of the type of option and the number of shares which shall be subject to any option granted under the Plan, and the establishment of the time period(s) during or at the end of which options granted under the Plan must be exercised. In discharging this responsibility, the Compensation Committee may consult with individual members of the Board of Directors of the Company, with the management of the Company and the management of any of its subsidiaries, or with such other persons as the Compensation Committee may deem appropriate.

     The Compensation Committee shall determine the above referenced matters based upon the Compensation Committee's own consideration of the criteria established under the Plan for granting options.

     Any member of the Compensation Committee who is also an officer and/or director eligible to participate in the Plan shall not vote or act on any matter relating solely to himself during the period during which he is so eligible to participate in the Plan.


                                   ARTICLE III
                            PARTICIPATION IN THE PLAN

     Officers and directors of the Company and its subsidiaries (whether or not such officers and directors also may be members of the Board of Directors of any such corporation) shall be eligible to participate in the Plan. Actual participation in the Plan shall be limited to officers and directors of the Company and its subsidiaries selected by the Compensation Committee, in its sole and absolute discretion, to participate in the Plan.


                                   ARTICLE IV
                            SHARES SUBJECT TO OPTION

     The shares of stock subject to options granted under the Plan shall be shares of the common capital stock of the Company ("Company Stock"). The Plan shall consist of 600,000 options. The aggregate number of such shares which may be Issued under the Plan may not exceed 600,000 unless the provisions of Article VIII apply. Such shares of the Company may be authorized and unissued shares, treasury shares, or shares purchased on the open market for purposes of the Plan, and shall include shares representing the unexercised portion of options granted under the Plan which expire or terminate without being exercised in full.


                                    ARTICLE V
                           OPTIONS AVAILABLE FOR GRANT

     Options available for grant under the Plan are (i) "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986 or any successor provision of similar import and effect; and (ii) "non-qualified options," which, for purposes of this Plan, shall mean options which do not qualify as incentive stock options. Each option granted under the Plan shall be clearly identified as either an incentive stock option or a non-qualified option.

     For convenience of reference only, incentive stock options and non-qualified options are sometimes jointly referred to in this Plan merely as "options." In such cases, the terms of the Plan are intended to apply separately to each type of option (i.e., incentive stock option or non-qualified option) as if it were the only type of option available for grant under the Plan.

     No grant shall be made under the Plan of a combination of incentive stock options and non-qualified options to a single recipient where the right to exercise one type of option would affect the recipient's right to exercise the other type of option.


                                   ARTICLE VI
               LIMITATIONS ON EXERCISE OF INCENTIVE STOCK OPTIONS

     The aggregate fair market value (determined at the time the option is granted) with respect to which incentive stock options are exercisable by any officers and directors during any calendar year (under all such plans of the Company and its subsidiaries) shall not exceed $100,000.


                                   ARTICLE VII
                           OPTION TERMS AND CONDITIONS

     Each option under the Plan shall be represented by an option agreement which shall be in such form and contain such terms as the Compensation Committee in its sole discretion shall determine. Incentive stock options and non-qualified options may be described in the same option agreement, but each type of option shall be clearly identified as to its status. Each such agreement shall specify the number of shares of Company Stock which are subject to the option and establish the time period(s) during or at the end of which options (or portions thereof) granted under the Plan must be exercised. In addition, all option agreements under the Plan shall include provisions which are, in substance, identical to the following:

     1. Price. The price per share of Company Stock at which an option may be exercised shall not be less than 85% of the fair market value of such stock on the date of grant of the option. In the case of a participant in the Plan who owns Company Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, the option price shall not be less than one hundred ten percent (110%) of the fair market value of such stock on the date the option is granted or such option shall be deemed a non-qualified option.

     2. Payment of Option Price. Payment for shares of Company Stock purchased upon exercise of an option granted under the Plan shall be made in full at the time of such exercise. Such payment shall be made in cash, or wholly or partly in shares of Company Stock, unless otherwise prohibited by the Compensation Committee, having at the time the option is exercised, an aggregate fair market value equal to the portion of the option price not paid for in cash.

     3. Terms. All options granted hereunder shall become exercisable one year from the date of grant unless determined otherwise by the Compensation Committee.

     No option shall have a term extending beyond ten years from its date of grant. In the case of a participant in the Plan who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Company Stock or any of its subsidiaries, no option granted to such a participant shall have a term extending beyond five years from its date of grant.

     4. Transferability. No option shall be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of a recipient of an option under the Plan, the option may be exercised only by such recipient.

     5. Retirement and Other Termination of Employment. Upon the termination of employment of a participant in the Plan, where such participant is eligible for either normal or early retirement benefits, or due to such participant becoming disabled (as described in Section 22 (e) (3) of the Internal Revenue Code), any non-qualified option and any incentive stock option granted to such participant may be exercised, to the extent that the option was exercisable on such date of termination of employment, only until the earlier of sixty days after the date of such termination of employment or the original expiration date of the option.

     Upon the termination of employment of a participant in the Plan, under circumstances not covered within the foregoing paragraph and other than for cause or death, any option theretofore granted to such participant may be exercised, to the extent that the option was exercisable by him or her on the date of termination, within sixty days or such additional period as the Compensation Committee may determine after the date of his or her termination of employment, but in no event later than the original expiration date of the option.

     Upon the termination of employment of a participant in the Plan by such participant's employer for cause, any option theretofore granted to such participant shall terminate and may not be exercised to any extent on or after the date of such termination of employment.

     6. Death of a Participant. Upon the death of a participant in the Plan during the course of such participant's employment with the Company or one of its subsidiaries, or within sixty days following such participant's termination of employment, at which times, such participant was eligible for either normal or early retirement benefits or was disabled, as contemplated in Section 5 of
Article VII hereof, any non-qualified option theretofore granted and any incentive stock option granted to such participant may be exercised, to the extent that the option was exercisable by such participant on the date of death, only until the later of one year after the participant's death, or sixty days after such participant's termination of employment, but in any event not later than the original expiration date of the option.

     Upon the death of a participant in the Plan, within sixty days following termination of employment, at which time such participant was neither disabled nor eligible for either normal or early retirement benefits as contemplated in
Section 5 of Article VII hereof, and such termination of employment was other than for cause, any option previously granted may be exercised, to the extent that the option was exercisable by such participant on the date of death, only until the earlier of one year after the participant's death or the original expiration date of the option.

     Upon the death of a participant in the Plan, such options may be exercised by the deceased participant's designated beneficiary or, in the absence of a beneficiary designation, by the deceased participant's lawful successor in interest.

     7. Beneficiary Designations. A participant may designate to the Compensation Committee, on a form provided by the Compensation Committee for that purpose, a beneficiary or beneficiaries to receive any benefits or exercise any rights under the Plan which are specifically permitted to be received or exercised by such beneficiary under the Plan. Such designation may be canceled or changed by the participant in his discretion, but no cancellation or change will be recognized by the Compensation Committee unless effected in writing on a form provided by the Compensation Committee for that purpose and filed with the Compensation Committee.

     8. Participant's or Successor's Rights as Stockholders. Neither the recipient of an option under the Plan nor his or her successors in interest shall have any rights as a stockholder of the Company with respect to any shares subject to an option granted to such recipient until such recipient or his or her successor in interest becomes a holder of record of such shares and receives a certificate or certificates representing such shares from the Company or its duly authorized agent.

     9. Regulatory Approval and Compliance. The Company shall not be required to issue any certificate or certificates for shares of its stock upon the exercise of an option granted under the Plan, or record as a holder of record of such shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Compensation Committee, the approval of all regulatory bodies deemed necessary by the Compensation Committee, and without complying to the Compensation Committee's complete satisfaction with all rules and regulations, under federal, state, or local law deemed applicable by the Compensation Committee.

     10. Withholding Taxes. Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of non-qualified stock options granted hereunder. Unless otherwise prohibited by the Compensation Committee, each participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:
(i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Company Common Stock otherwise issuable to the participant as a result of the exercise of the non-qualified stock option a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation; or
(iii) delivering to the Company owned and unencumbered shares of Company Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation. A participant's election to pay the withholding tax obligation by either of the latter two means of payment is irrevocable, may be disapproved by the Compensation Committee, and, if such election is made by an officer of the Company, may be made only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.


                                  ARTICLE VIII
                EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC.

     1. Reclassification, Etc. In the event of any reclassification or increase or decrease in the number of the issued shares of common stock of the Company by reason of the payment of a stock dividend, a split-up or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (i) the aggregate number, and the class, of shares reserved under the Plan shall be as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (ii) as to any outstanding unexercised options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each option, and as to the purchase price under each option, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said option.

     2. Reorganization, Etc. In the event the Company approves a plan of reorganization or of merger into or consolidation with any other corporation, the unexercised portion of each option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to the option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said option, and such options shall continue under the Plan.

     3. Issuance of Additional Stock. In the event the Company shall issue additional capital stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding options under the Plan, and no adjustment in the purchase price under such options.


                                   ARTICLE IX
                              AMENDMENT OF THE PLAN

     The Compensation Committee may amend the Plan at any time, in its sole and absolute discretion, except with respect to the following matters, which shall require the approval of the holders of a majority of the issued and outstanding shares of the Company Stock: (i) an increase in the number of shares subject to the Plan, unless such increase is effectuated by reason of the operation of
Article VIII; or (ii) any reduction in the option price below 85% of the fair market value of the shares subject to the option at the time the option was granted.


                                    ARTICLE X
                             TERMINATION OF THE PLAN

     The Compensation Committee may terminate or suspend the Plan at any time, in its sole and absolute discretion. Options may not be granted under the Plan following its termination or during the period of its suspension.

     Unless sooner terminated, the Plan shall terminate upon the expiration of ten years from the earlier of the dates upon which the Board of Directors of the Company adopts the Plan or the shareholders approve the Plan.


                                   ARTICLE XI
                  PRIOR RIGHTS AND OBLIGATIONS OF PARTICIPANTS

     No amendment, suspension, or termination of the Plan shall affect the rights and obligations of participants in the Plan without their prior consent, with respect to options which were granted to such participants prior to such amendment, suspension, or termination.


                                   ARTICLE XII
                              STOCKHOLDER APPROVAL

     Any other provision of the Plan to the contrary notwithstanding, the Plan shall not take effect until approved by the holders of a majority of the issued and outstanding shares of the common capital stock of the Company.


--------------------------------------------------------------------------------

                                    Exhibit C


                 Amended and Restated Articles of Incorporation


--------------------------------------------------------------------------------


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          TRIANGLE IMAGING GROUP, INC.



                                ARTICLE I - NAME

     The name of the Company is Triangle Imaging Group, Inc. (hereinafter called the "Company").


                          ARTICLE II - MAILING ADDRESS

     The current mailing address of the principal place of business of the Company is 4400 West Sample Road, Suite 228, Coconut Creek, Florida 38073.


                           ARTICLE III - CAPITAL STOCK

     The aggregate number of shares of all classes of capital stock which the Company shall have the authority to issue is 51,000,000, consisting of (i) 50,000,000 shares of common stock, par value $.001 per share (the "Common Stock"); and (ii) 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").


Provisions Relating to the Common Stock.

     Voting Rights. Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of the Preferred Stock, as herein provided, all rights to vote and all voting power shall be vested exclusively in the holders of the Common Stock with each share of Common Stock entitled to one vote.

     Dividends. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends and other distributions payable in cash, property, stock (including shares of any class or series of the Company, whether or not shares of such class or series are already outstanding) or otherwise.

     Liquidating Distributions. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled, if any, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Company, if any, shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and rests to the exclusion of the holders of Preferred Stock.


Provisions Relating to Preferred Stock

     General. The Preferred Stock may be issued from time to time, in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issuance of such class or series adopted by the Board of Directors as hereinafter prescribed.

     Preferences. Subject to the rights of the holders of the Company's Common Stock, authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time, in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance conversion and redemption of any such Preferred Stock, and, with respect to each class or series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

     1. whether or not the class or series is to have voting rights, special or conditional, full or limited, or is to be without voting rights;

     2. the number of shares to constitute the class or series and the par value and designations thereof;

     3. the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

     4. whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

     5. whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds be established, the periodic amount thereof and the terms and provisions relative to the operation thereof;

     6. the dividend rate, whether dividends are payable in cash, stock or other property of the Company, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of the dividends payable, on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

     7. the preferences, if any, and the amounts thereof that the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

     8. whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of the Company and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

     9. such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable.

     The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class, or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.


                          ARTICLE IV - REGISTERED AGENT

     The street address of the Company's registered office is 4400 W. Sample Road, Suite 228, Coconut Creek, FL 33073. The Company's registered agent at that address is Attention: General Counsel.


                         ARTICLE V - BOARD OF DIRECTORS

     Number of Directors. The number of directors constituting the Company's Board of Directors shall not be less than three (3) nor more than fifteen (15), and the exact number of Directors shall be fixed from time to time in the manner provided in the Company's Bylaws.

     Term of Office. The term of each member of the Board of Directors shall expire at the next annual meeting of shareholders following their election or appointment to fill a vacancy on the Board of Directors; provided, however, that each director shall continue to serve on the Board of Directors, despite the expiration of such term, until his successor is elected and qualifies or until there is a decrease in the number of directors. A decrease in the number of directors shall not decrease an incumbent director's term.

     Vacancies. A director may resign at any time by giving written notice to the Company, the Board of Directors or the Chairman of the Board of Directors. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancy occurring in the Board of Directors due to death, resignation, retirement, disqualification, removal and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

     Removal. A director may be removed from office prior to the expiration of his or her term upon the affirmative vote of at least two-thirds majority of outstanding shares of capital stock of the Company entitled to vote for the election of such director.

     Amendments. Notwithstanding anything contained in these Articles of Incorporation to the contrary, this Article V shall not be altered, amended or repealed except by an affirmative vote of at least a majority of the outstanding shares of capital stock of the Company entitled to vote for the election of directors.


                  ARTICLE VI - LIMITATION ON DIRECTOR LIABILITY

     A director shall not be personally liable to the Company or the holders of shares of capital stock for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the duty of loyalty of such director to the Company or such holders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 607.0831 of the Florida Business Company Act (the "FBCA"), or (iv) for any transaction from which such director derives an improper personal benefit. This Article VI shall be read to authorize the limitation of liability to the fullest extent permitted under Florida law. If the FBCA is hereafter amended to authorize the further or broader elimination or limitation of the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the FBCA, as so amended. No repeal or modification of this Article VI shall adversely affect any right of or protection afforded to a director of the Company existing immediately prior to such repeal or modification.


                 ARTICLE VII - SPECIAL MEETINGS OF SHAREHOLDERS

     Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Company may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, or (ii) the holders of at least one-third of the outstanding shares of capital stock of the Company. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article VII shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.


                         ARTICLE VIII - INDEMNIFICATION

     The Company shall indemnify and advance expenses to, and may purchase and maintain insurance on behalf of, its officers and directors to the fullest extent permitted by law as now or hereafter in effect. Without limiting the generality of the foregoing, the Company's Bylaws (the "Bylaws") may provide for indemnification and advancement of expenses to officers, directors, employees and agents on such terms and conditions as the Board of Directors may from time to time deem appropriate or advisable.


                               ARTICLE IX - BYLAWS

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or any part hereof. Certain provisions of the Bylaws, as stated therein, may not be altered, amended or repealed except by the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose. In addition, except for such provisions requiring a two-thirds vote to alter, amend or repeal, the Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the shareholders upon the affirmative vote of at least a two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

     Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article IX shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.


                              ARTICLE X - AMENDMENT

     Except  as  provided  herein,   these  Amended  and  Restated  Articles  of
Incorporation may be altered, amended or repealed by the shareholders of the Company in accordance with Florida law.

     IN WITNESS WHEREOF, the undersigned, for the purpose of amending and restating the Company's Article of Incorporation pursuant to laws of the State of Florida, has executed these Amended and Restated Articles of Incorporation as of __________________________, 1998.



TRIANGLE IMAGING GROUP, INC.



By:_____________________________________
   Name:
   Title: